Exhibit 10.16.2

ADDENDUM NO. 2 TO PROPERTY CATASTROPHE QUOTA SHARE
RETROCESSION AGREEMENT
This Addendum No. 2 is made and entered into as of the 3lst day of December, 2014, and admends the Property Catastrophe Quota Share Retrocession Agreement ("Agreement"), effective April 1, 2014, by and between Arch Reinsurance Ltd. ("ARL'') and Watford Re Ltd. ("Watford") as amended by Addendum No. 1 thereo.
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and in the Agreement, the parties, intending to be bound in contract, hereby agree as follows:

1.
Notwithstanding that the Effective Date is April 1, 2014, the first anniversary date shall be deemed to be January 1, 2015, and each subsequent anniversary date shall be deemed to occur on January 1 of each following year.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. 2 as of the day and year first above written.

ARCH REINSURANCE LTD.

/s/ Maamoun Rajeh

ARCH REINSURANCE EUROPE UNDERWRITING LIMITED

/s/ Maamoun Rajeh

WATFORD RE LTD.

/s/ John Rathgeber